SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2021
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Disaggregation Of Revenue
	Years Ended December 31,
	2021	2020
Managed support services	$4,325,067	$4,669,570
Cybersecurity projects and software	2,780,175	2,285,876
Other IT consulting services	119,000	264,000
Total sales	$7,224,242	$7,219,446

Schedule Of Earnings Per Share, Basic And Diluted
	Years ended December 31,
	2021	2020
Numerator for basic and diluted net income per share:
Net income (loss)	$(1,568,813)	$675,996
Basic and diluted net income (loss) per share	$(0.05)	$0.02

Weighted average common shares outstanding
Basic shares	30,122,738	29,061,883
Diluted shares	30,122,738	43,450,086

Anti-dilutive shares excluded from net income per share	22,623,804	3,965,000